UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/8/2015

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number : 0-4887

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Warner L. Baxter announced on October 8, 2015, that he is resigning from the Board of Directors of UMB Financial Corporation (the “Company”) effective immediately because he intends to accept a directorship with a larger financial institution in the near future.

Mr. Baxter is not resigning because of a disagreement with the Company, known to an executive officer of the Company (as defined in 17 CFR 240.3b-7), on any matter relating to the Company’s operations, policies, or practices. Federal banking laws generally prohibit a director from serving two nonaffiliated depository organizations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Brian J. Walker
Brian J. Walker EVP, Chief Financial Officer and Chief Accounting Officer

Date: October 9, 2015